                                                                    Exhibit 10.4

EXHIBIT C

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

                              SAFLINK CORPORATION

                               SERIES B WARRANT
                               ----------------

                              Dated June 5, 2001

     SAFLINK CORPORATION, a Delaware corporation (the "Company"), hereby certifies that, for value received, ____________, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of ________ shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to (i) $.25 per share (as adjusted from time to time as provided in Section 7) (the "Exercise Price") from the date hereof and through and including the later of
(i) November __, 2001, or (ii) 120 days from the effective date, as declared by the SEC, of the Registration Statement (as defined in the Registration Right Agreement, dated June __, 2001, by and among the Company and certain purchasers listed therein) registering the Warrant Shares (the "Expiration Date"), and subject to the following terms and conditions:

          1.  Registration of Warrant.  The Company shall register this Warrant,
              -----------------------
upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

          2.  Restrictions on and Registration of Transfers and Exchanges.
              -----------------------------------------------------------

              (a) The Warrant shall be transferable only under circumstances such that the transfer is exempt from the requirements of registration under the Securities Act of 1933, as amended (the "1933 Act") and any applicable state securities law. By acceptance hereof, the Holder agrees to comply with such legislation. The Warrant and the rights granted to the holder are transferable, in whole or in part, upon surrender of the Warrant as provided in
Section 2(b) below, provided that any transfer or assignment shall be subject to the provisions of Sections 5.1 and 5.2 of the Securities Purchase Agreement dated June __, 2001, by and among the Company and certain puchasers (the "Securities Purchase Agreement").

               (b) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

               (c) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange, but reference shall be made to the original date of the issuance of the Warrant.

          3.   Duration and Exercise of Warrants.
               ---------------------------------

               (a) This Warrant shall be exercisable by the registered Holder on any business day before 5:30 P.M., Pacific time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:30 P.M., Pacific time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

               (b) Subject to Sections 2(b), 4 and 10, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its office at 18650 N.E. 67th Court, Suite 210, Redmond, Washington 98052, Attn: Chief Financial Officer, or at such other address as the Company may specify in writing to the then registered Holder, and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 business days after the date of exercise) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

               A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and

(ii) payment (by cashier's check) of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

               (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares so long as at least 100 Warrant Shares are purchased in any one exercise. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

          4.   Payment of Taxes. The Company will pay all documentary stamp
               ----------------
taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

          5.   Replacement of Warrant. If this Warrant is mutilated, lost,
               ----------------------
stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, reasonably satisfactory to it.

          6.   Reservation of Warrant Shares. The Company covenants that it will
               -----------------------------
at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders (taking into account the adjustments and restrictions of Section 7). All Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company, other than (i) restrictions on transferability as may be applicable under federal and state securities laws;
(ii) restrictive stock legends contemplated by the Investment Agreements (as defined in the Security Purchase Agreement); or (iii) those created by the Holders.

          7.   Certain Adjustments. The Exercise Price and number of Warrant
               -------------------
Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 7. Upon each such adjustment of the Exercise Price pursuant to this Section 7, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     (a)  Adjustments to Exercise Price for Certain Diluting Issues.

          (i) Special Definitions. For purposes of this subsection (a), the following definitions apply:

                    (1) "Options" shall mean rights, options (excluding options issued to officers, directors or employees of or consultants to the Company pursuant to a stock option plan on terms approved by the Board of Directors), or warrants to subscribe for, purchase or otherwise acquire either Junior Securities or Convertible Securities (defined below).

                    (2)  "Original Issue Date" shall mean June ___, 2001.

                    (3) "Convertible Securities" shall mean any evidence of indebtedness, shares (other than Common Stock), any series of Preferred Stock (other than Series E Preferred Stock) or other securities convertible into or exchangeable for Junior Securities.

                    (4) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to subsection (a)(iii), deemed to be issued) by the Company after the Original Issue Date, other than shares of Common Stock issued or issuable:

                              (A)  upon conversion of shares of Series E
Preferred Stock;

                              (B)  to officers, directors or employees of, or
consultants to, the Company pursuant to stock option or stock purchase plans as currently in existence or the SAFLINK Corporation 2000 Stock Incentive Plan;

                              (C)  as a dividend or distribution on Series E
Preferred Stock; or

                              (D)  for which adjustment of the Exercise Price is
made pursuant to subsection 7(a)(iv) below.

                    (5) "Junior Securities" shall refer to Common Stock, any class or series of preferred stock issued after the Original Issue Date or any security or right convertible into or entitling the holder to receive shares of Common Stock.

          (ii) No Adjustment of Exercise Price. Any provision herein to the contrary notwithstanding, no adjustment in the Exercise Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to subsection 4(a)(v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Exercise Price, in effect immediately prior to the date of such issue.

          (iii) Deemed Issue of Additional Shares of Common Stock. In the event the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case Additional Shares of Common Stock shall be deemed to have been issued;

                    (1) no further adjustments in the Exercise Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of Options or conversion or exchange of such Convertible Securities;

                    (2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or decrease or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease in proportion to its affect on such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Exercise Price shall affect Common Stock previously issued upon the exercise of the Warrant);

                    (3) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if in the case of Convertible Securities or Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange.

                    (4) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Exercise Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (3) above.

          (iv) Adjustment of Exercise Price Upon Issuance of Additional Shares of

Common Stock. In the event this Company, at any time after the Original Issue Date shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subsection (a)(iii)) without consideration or for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issue, then and in such event, the Exercise Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all of the Warrants and all Convertible Securities had been fully converted into shares of Common Stock immediately prior to such issuance and any outstanding warrants, options or other rights for the purchase of shares of stock or Convertible Securities had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date, but not including in such calculation any additional shares of Common Stock issuable with respect to shares of Series E Preferred Stock, Convertible Securities, or outstanding options, warrants or other rights for the purchase of shares of stock or convertible securities, solely as a result of the adjustment of the respective Exercise Prices (or other conversion ratios) resulting from the issuance of Additional Shares of Common Stock causing such adjustment.

          (v)  Determination of Consideration. For purposes of this subsection
(a), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                    (1)  Cash and Property. Such consideration shall:

                              (A)  insofar as it consists of cash, be computed
at the aggregate amount of cash received by the Company excluding amounts paid for accrued interest or accrued dividends;

                              (B)  insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of receipt of such property, as determined in good faith by the Board and the holders of a majority of Warrant Shares issuable pursuant to all outstanding Series B Warrants; and

                              (C)  in the event Additional Shares of Common
Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board and the holders of a majority of Warrant Shares issuable pursuant to all outstanding Series B Warrants.

                              (D)  with respect to clauses (B) and (C), in the
event that the Board and the holders of a majority of Warrant Shares issuable pursuant to all outstanding Series B

Warrants cannot reach a determination as to the computation of such consideration, then the Company shall promptly appoint its independent certified public accountants to make such determination as promptly as practical.

                    (2) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to subsection 4(a)(iii), relating to Options and Convertible Securities shall be determined by dividing:

                              (A)  the total amount, if any, received or
receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities by

                              (B)  the maximum number of shares of Common Stock
(as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

               (b) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any class or series of Preferred Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any, but including warrants or options that would be included for purposes of determining earnings per share in accordance with generally accepted accounting principals) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any, but including warrants or options that would be included for purposes of determining earnings per share in accordance with generally accepted accounting principals) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

     (c)  Major Transactions.
          ------------------

          (i) If the Company shall consolidate with or merge into any corporation or reclassify its outstanding shares of Common Stock (other than by way of subdivision or reduction of such shares), or if there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, then each holder of a Warrant shall thereafter be entitled to receive consideration, in exchange for such Warrant, equal to the greater of, as determined in the sole discretion of such holder: (x) a warrant to purchase (at the same aggregate exercise price and on the same terms and conditions as the Warrant surrendered) the number of shares of stock or securities or property of the Company, or of the entity resulting from such transaction, to which a holder of the number of shares of Common Stock delivered upon exercise of such Warrant would have been entitled upon such transaction had the holder of such Warrant exercised (without regard to any limitations on exercise herein contained) the Warrant on the trading date immediately preceding the public announcement of such transaction and had such Common Stock been issued and outstanding and had such holder been the holder of record of such Common Stock at the time of such transaction, and the Company shall make lawful provision therefor as a part of such consolidation, merger or reclassification; and (y) cash paid by the Company in immediately available funds, in an amount equal to the Black-Scholes Amount (as defined herein) times the number of shares
                                                      -----
of Common Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained) on the date immediately preceding the date of such transaction.

          (ii) If, in connection with a business acquisition or a series of business acquisitions occurring within any six (6) month period, the Company shall issue capital stock representing in excess of forty percent (40%) of its Common Stock outstanding immediately prior to such issuance (determined on a fully-diluted basis), or if the Company shall sell all or substantially all of its assets, then each Holder of a Warrant shall, at the option of each such Holder, be entitled to receive consideration, in exchange for such Warrant held by it, in cash paid by the Company from immediately available funds, in an amount equal to the Black-Scholes Amount times the number of shares of Common
                                         -----
Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained) on the date immediately preceding the date of such transaction.

          (iii) No sooner than ten (10) days nor later than five (5) days prior to the consummation of any transaction of a sort described in paragraphs (i) or
(ii) above, but not prior to the public announcement of any such transaction, the Company shall deliver written notice ("Notice of Major Transaction") to the
                                           ---------------------------
Holder of this Warrant, which Notice of Major Transaction shall be deemed to have been delivered one (1) business day following the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the consideration which the Holder would receive under clause (i) of this Section 4(e).

     For purposes of this Section 4(e), the "Black-Scholes Amount" shall be an
                                             --------------------
amount determined by calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values: (i) the current market price of the Common Stock equal to the closing trade price on the last trading day before the date of the Notice of the Major Transaction (provided such market price for purposes of this definition shall be capped at a maximum of two times the then current Exercise Price in effect); (ii) volatility of the Common Stock equal to the volatility of the common Stock during the 100 trading day period preceding the date of the Notice of the Major Transaction; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of this Warrant on the date of the Notice of the Major

Transaction; and (iv) an exercise price equal to the Exercise Price on the date of the Notice of the Major Transaction. In the event such calculation function is no longer available utilizing the Bloomberg online page, the Holder shall calculate such amount in its sole discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

          (iv) Notwithstanding anything in this Section 4(e) which may be to the contrary, if following a transaction which triggers the applicability of paragraphs (i) or (ii), the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, each Holder may, at its option in lieu of receiving the consideration set forth in paragraphs (i) or
(ii) above, as applicable, retain its Warrants and such Warrants shall continue to apply to such common stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be.

          (d) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets (other than cash dividends) or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 7(b), (c) and (e)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board and the holders of a majority of Warrant Shares issuable pursuant to all outstanding warrants.

          (e) If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock to all holders of Common Stock for a consideration per share less than the Exercise Price then in effect, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Exercise Price, and
(B) the consideration, if any, received or receivable by the Company upon such issue or sale by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

          (f) For the purposes of this Section 7, the following clauses shall also be applicable:

               (i)  Record Date. In case the Company shall take a record of the
                    -----------
holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (B) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (ii) Treasury Shares. The number of shares of Common Stock
                    ---------------
outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

           (g) All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

           (h) Whenever the Exercise Price is adjusted pursuant to Section 7(d) above or Section 7(j) below, the Company shall promptly mail or cause to be mailed to each Holder, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above. All determinations with respect to adjustments by the Company hereunder shall be made by the Board and the holders of a majority of Warrant Shares issuable pursuant to all outstanding warrants in good faith.

           (i) If:

               (i) the Company shall declare a dividend (or any other distribution) on its Common Stock in Common Stock; or

               (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

               (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

               (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

               (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, to the extent practicable at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any
               --------  -------
defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

     For the purposes of (i), (ii), and (iii) of this subsection, the holder shall be entitled upon exercise of the Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for determination of stockholders entitled to such distribution.

           (j) If at any time conditions shall arise by reason of action taken by the Company which in the opinion of the Board of Directors are not adequately covered by the other provisions hereof and which would reasonably be expected to materially affect the rights of the Holders (different than or distinguished from the effect generally on rights of holders of any class of the Company's capital stock) or if any time such conditions are expected to arise by reason of any action contemplated by the Company, the Company shall mail a written notice briefly describing the action contemplated and the material adverse effects of such action on the rights of the Holders to the extent practicable at least 20 calendar days prior to the effective date of such action, and an Appraiser selected by the Holders of majority in interest of the Warrants then outstanding and consented to by the Company (which consent shall not be unreasonably withheld) shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 7), of the Exercise Price (including, if necessary, any adjustment as to the Warrant Shares to be purchased upon exercise of this Warrant) and any distribution which is or would be required to be preserved without diluting the rights of the Holders.

       8.  Cap Amount. Prior to Stockholder Approval (as defined in the
           ----------
Securities Purchase Agreement) and regardless of whether shares of the Company's Common Stock are listed for trading on the Nasdaq National Market, the Nasdaq SmallCap Market or the OTC Bulletin Board unless otherwise permitted by the rules of Nasdaq (as defined in the Securities Purchase Agreement) or unless the rules thereof no longer are applicable to the Company, in no event shall the total number of shares of Common Stock issued upon conversion of the Series E Preferred Stock ("Preferred Stock") and exercise of the Warrants (if required) exceed the maximum number of shares of Common Stock that the Company can issue without stockholder approval pursuant to Nasdaq Rule 4350 (or any successor rule) (the "Cap Amount") which, as of the date of initial issuance of shares of
            ----------
Preferred Stock and Warrants, shall be 19.99% of the total number of shares of Common Stock outstanding immediately prior to the date of the Closing (or any such higher number as the rules permit). A Holder's allocable portion of the Cap Amount shall be applicable to both shares of Preferred Stock and Warrants held by it and shall be applied to such Preferred Stock and Warrants on the basis of the time of conversion or exercise, as the case may be, thereof. The foregoing restriction shall not apply to the extent waived, modified or otherwise permitted by the Nasdaq National Market System or the Nasdaq SmallCap Market, as applicable to the Common Stock.

       9.  Redemption. Provided (a) all such Common Stock can be sold pursuant
           ----------
thereto at all times during the period from the date which is twenty (20) trading days prior to the delivery of the Warrant Redemption Notice until the date which is ten (10) trading days following the delivery of the Warrant Redemption Notice (the "Redemption Effective Time"), and (b) the Closing Bid
                        -------------------------
Price of the Common Stock for the twenty (20) consecutive trading days preceding the delivery of the Warrant Redemption Notice is at least two hundred percent (200%) of the then-effective Exercise Price, the Company may, by notice delivered to the Holders (the "Warrant Redemption Notice"), cause, effective as
                               -------------------------
of the Redemption Effective Time, (x) if the Redemption Effective Time is prior to the nine-month anniversary of the date hereof, the number of shares of Common Stock into which this Warrant is then exercisable to be reduced by an amount (the "Reduction Amount") which is no greater than fifty percent (50%) of such
      ----------------
number, by payment of cash equal to the product of $.10 times the Reduction Amount (provided, however that to the extent the Holder effects any exercise of this Warrant between the date of delivery of the Warrant Redemption Notice and the Redemption Effective Time, the Reduction Amount shall be reduced share for share by the number of the shares of Common Stock into which this Warrant is so exercised during such period); and (y) if the Redemption Effective Time is on or after the nine-month anniversary of the date hereof, the number of shares of Common Stock into which this Warrant is then exercisable to be reduced by an amount which is no greater than one hundred percent (100%) of such number, by payment of cash equal to the product of $.10 times the number of shares of Common Stock by which the number of shares of Common Stock into which this Warrant is then exercisable is reduced.

     For purposes of this section, the term "Closing Bid Price" means for any security as of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation reasonably selected by the Company if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price
 ---------
of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an independent investment banking firm reasonably selected by the Company, with the costs of such appraisal to be borne by the Company.

       10. Fractional Shares. The Company shall not be required to issue or
           -----------------
cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of this Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the

Exercise Price multiplied by such fraction or (b) shall round the number of Warrant Shares issuable, up to the next whole number of such shares.

       11. Notices. Any and all notices or other communications or deliveries
           -------
hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Pacific Time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 4:30 p.m. (Pacific Time) on any date and earlier than 11:59 p.m. (Pacific
Time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 18650 N.E. 67th Court, Suite 210, Redmond, Washington 98052, Attn: Chief Financial Officer,
Phone: (425) 881-6766, Facsimile: (425) 497-1778, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 9.

       12. Warrant Agent.
           -------------

           (a) The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent.

           (b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

       13. Miscellaneous.
           -------------

           (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder.

           (b) Subject to Section 13(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

           (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

           (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

           (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                            SAFLINK CORPORATION



                            By:_____________________________________

                            Name:___________________________________

                            Title:__________________________________

                         FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To SAFLINK Corporation.:

     In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock ("Common Stock"), $.01 par value per share, of SAFLINK Corporation and encloses herewith $________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                                PLEASE INSERT SOCIAL SECURITY OR
                                                       TAX IDENTIFICATION NUMBER

                                                ________________________________



________________________________________________________________________________
                        (Please print name and address)


________________________________________________________________________________

________________________________________________________________________________

     If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


________________________________________________________________________________
                        (Please print name and address)


________________________________________________________________________________


________________________________________________________________________________

Dated:_______, ____      Name of Holder:

                         (Print)________________________________________________

                         (By:)__________________________________________________
                         (Name:)________________________________________________

                         (Title:)_______________________________________________

                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                              FORM OF ASSIGNMENT

          [To be completed and signed only upon transfer of Warrant]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of SAFLINK Common Stock to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of SAFLINK Corporation with full power of substitution in the premises.

Dated:

_______________, ____


                         _____________________________________________________
                         (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)


                         _____________________________________________________
                         Address of Transferee


                         _____________________________________________________

                         _____________________________________________________


In the presence of:


__________________________